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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported): October 22, 1999

                          METROTRANS CORPORATION
           (Exact Name of Registrant as Specified in Charter)



         Georgia                           0-23808                58-1393777
(State or Other Jurisdiction       (Commission File No.)    (IRS Employer
 of Incorporation)                                        Identification No.)



     777 Greenbelt Parkway, Griffin, Georgia                30223
      (Address of Principal Executive Offices)             (Zip Code)




                            (770) 229-5995
           (Registrant's telephone number, including area code)

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Item 5.  Other Events

     See the press release attached hereto as Exhibit 99 announcing the execution of a forbearance agreement (the "Agreement") with Bank of America, N.A., successor to NationsBank, N.A. (the "Lender"), under which the Lender has agreed to forbear until December 31, 1999 from exercising its rights and remedies with respect to the Registrant's defaults of certain financial covenants under the Registrant's amended secured revolving credit facility with the Lender.

A copy of the Agreement is filed as Exhibit 10 to this Report and is incorporated herein by reference. The foregoing is not a complete description of the terms of the Agreement and is subject to and qualified in its entirety by reference to the Agreement.

Item 7.  Financial Statements and Exhibits
 (c)      Exhibits.
ExhibitNumber       Description
------       -----------
10           Forbearance Agreement dated October 22, 1999, between the
             Registrant and Bank of America, N.A., successor to
             NationsBank, N.A.
99           Press Release, issued October 25, 1999

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              METROTRANS CORPORATION
(Registrant)



                              /s/ John G. Wallace
                              John G. Wallace
                              President and Chief Executive Officer


Date: October 25, 1999

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EXHIBIT INDEX

Exhibit
Number       Description
------       ------------

10           Forbearance Agreement dated October 22, 1999, between the
             Registrant and Bank of America, N.A., successor to
             NationsBank, N.A.
99           Form of Press Release, dated October 25, 1999

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